Exhibit 99.1

DGS Business

Abbreviated Financial Statements

December 31, 2013 and 2012

DGS Business

CONTENTS

Page(s)
Independent Auditor's Report	1 - 2
Abbreviated Financial Statements
Statements of Assets Acquired and Liabilities Assumed	3
Statements of Revenues and Direct Expenses	4
Notes to Abbreviated Financial Statements	5 - 7

Independent Auditor's Report

To the Board of Directors and Stockholders
DeviceFidelity, Inc.
Richardson, Texas

Report on the Abbreviated Financial Statements

We have audited the accompanying abbreviated financial statements of the DGS Business of DeviceFidelity, Inc. (the "Company"), which comprise the statements of assets acquired and liabilities assumed as of December 31, 2013 and 2012, and the related statements of revenues and direct expenses for the years then ended and the related notes to abbreviated financial statements.

The assets acquired and liabilities assumed by Cachet Financial Solutions Inc. pursuant to an acquisition agreement dated March 4, 2014 with the Company are referred to as the "DGS Business".

Management's Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of these abbreviated financial statements in accordance with the basis of accounting described in Note 1; management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of abbreviated financial statements that are free from material misstatement, whether due to fraud or error.

Auditor's Responsibility

Our responsibility is to express an opinion on these abbreviated financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the abbreviated financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the abbreviated financial statements. The procedures selected depend on the auditor's judgment, including the assessment of the risks of material misstatement of the abbreviated financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity's preparation and fair presentation of the abbreviated financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity's internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the abbreviated financial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion

In our opinion, the abbreviated financial statements referred to above present fairly, in all material respects, the assets acquired and liabilities assumed of the DGS Business as of December 31, 2013 and 2012, and its revenues and direct expenses for the years then ended in accordance with the basis of accounting described in Note 1.

Emphasis of Matter

As described in Note 1, the accompanying abbreviated financial statements of the DGS Business were prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission ("SEC"), and are not intended to be a complete presentation of the financial position or the results of operations of the DGS Business.  Our opinion is not modified with respect to this matter.

/s/ LURIE BESIKOF LAPIDUS & COMPANY, LLP
Minneapolis, Minnesota
May 16, 2014

DGS Business

Statements of Assets Acquired and Liabilities Assumed

December 31	2013	2012
Assets Acquired
Inventories	$25,000	$67,904
Property and equipment, net	2,909	3,806
Total Assets	$27,909	$71,710

Liabilities Assumed	$-	$-
Total Liabilities Assumed	-	-
Net Assets Acquired	$27,909	$71,710

See notes to abbreviated financial statements.

DGS Business

Statements of Revenues and Direct Expenses

Years Ended December 31	2013	2012
Revenues	$929,124	$91,061
Direct Expenses
Salaries and benefits	530,096	410,389
Research and development	388,965	368,348
Processing and fulfillment costs	152,276	58,174
General and administrative	41,671	55,142
Total Direct Expenses	1,113,008	892,053
Revenues Less Direct Expenses	$(183,884)	$(800,992)

See notes to abbreviated financial statements.

DGS Business

Notes to Abbreviated Financial Statements

1.	Summary of Significant Accounting Policies

Nature of Business

DeviceFidelity, Inc. (the "Company") is a technology company which is engaged in the development and marketing of technology and processes to enable contactless transaction capability using mobile phones.  The Company sells its products and related software applications to enable contactless transactions to customers in the United States and Europe.

On March 4, 2014, DeviceFidelity, Inc. entered into an agreement to sell the US Business Services portion of its business to Cachet Financial Solutions Inc. The sale includes assets related to the mobile applications for prepaid accounts and prepaid program management services utilizing the DGS mobile platform (the DGS Business). The sale includes certain tangible and intangible property related to the DGS Business.  The purchase price is $2,125,000 with $1,125,000 to be paid at closing.  The remainder is to be paid in installments as certain milestones are met.

Basis of Presentation

The accompanying Statements of Assets Acquired and Liabilities Assumed as of December 31, 2013 and 2012, and the related Statements of Revenues and Direct Expenses for the years then ended (collectively, the "abbreviated financial statements") have been prepared for the purpose of complying with Rule 8-04, "Financial Statements of Businesses Acquired or to Be Acquired," of Regulation S-X of the Securities and Exchange Commission and for inclusion in this Amendment No. 1 to Current Report on Form 8-K to be filed by Cachet Financial Solutions, Inc. (Cachet). The accompanying abbreviated financial statements have been prepared on an accrual basis determined in accordance with accounting principles generally accepted in the United States of America ("U.S. GAAP") applicable to the items included in the abbreviated financial statements. The abbreviated financial statements are not intended to be a complete presentation of the DGS Business assets or liabilities, nor of its revenues and expenses.

The abbreviated financial statements have been prepared from the historical accounting records maintained by DeviceFidelity, Inc. Historically, the DGS Business was not a separate legal entity or a subsidiary of DeviceFidelity, Inc. and was not operated or accounted for as a stand-alone business. Therefore, preparation of a complete set of financial statements for the DGS Business, as required to comply with SEC Regulation S-X, is not practical.

The accompanying Statements of Assets Acquired and Liabilities Assumed reflect the carrying values on each of the dates indicated of assets acquired and liabilities assumed by Cachet.

These abbreviated financial statements are not indicative of the financial condition or results of operations of the DGS Business going forward due to the changes in the business and the omission of various operating expenses.

Property and Equipment

Property and equipment are carried at cost less accumulated depreciation. Depreciation of property and equipment is provided for financial reporting purposes using the straight line method and is based on estimated useful lives of 5 – 7 years.

DGS Business

Notes to Abbreviated Financial Statements

1.	Summary of Significant Accounting Policies (continued)

Inventory

Inventories, consisting of component parts and finished products, are stated at the lower of cost or market.  Cost is determined on an average cost basis.  As of December 31, 2013 and 2012, the inventories related to the DGS business were as follows:

December 31	2013	2012
Finished goods and component parts	$66,370	$67,904
Allowance for obsolescence	(41,370)	-
Inventory	$25,000	$67,904

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires the use of estimates and assumptions that affect certain reported amounts and disclosures. Accordingly, actual results could differ from those estimates. The most significant estimates in these financial statements related to judgments and estimates in allocating costs to the DGS business.

Research and Development

Research and development costs are expensed as incurred.

Revenue Recognition

Revenue is recognized when evidence of the arrangement exists, the element is completed and delivered, the fee is fixed or determinable, and collection is reasonably assured. The amount allocable to the delivered unit or units of accounting is limited to the amount that is not contingent upon the delivery of additional items or meeting other specified performance conditions (the non-contingent amount).

Professional services offered on a time and materials or fixed-fee basis are not essential to functionality of the software or product. The services are a separate unit of accounting. Revenue from these services is recognized as the services are performed.

2.	Selected Cash Flow Information

All cash flow requirements of the DGS Business are funded by DeviceFidelity, Inc. and cash management functions are not performed at the DGS Business level. Therefore, preparation of historical statements of cash flows is not practical.  As such, statements of cash flows have not been prepared for the DGS Business, and selected discrete cash flow information is provided below.

Year Ended December 31	2013	2012
Net revenue less direct costs and operating expense	$(183,884)	$(800,992)
Depreciation	898	681
Net Selected Cash Flows Used	$(182,986)	$(800,311)

DGS Business

Notes to Abbreviated Financial Statements

3.	Concentrations of Credit Risk

During 2013, a significant amount of the DGS revenue was derived from one company. That customer accounted for 96% of total revenue for the year ended December 31, 2013.

During 2012, a significant amount of the DGS revenue was derived from a different company. That customer accounted for 82% of total revenue for the year ended December 31, 2012.

4.	Subsequent Events

Management has evaluated subsequent events through May 16, 2014, the date the financial statements were available to be issued.